SEI DAILY INCOME TRUST
SEI TAX EXEMPT TRUST
SEI INSTITUTIONAL MANAGED TRUST
SEI INSTITUTIONAL INTERNATIONAL TRUST
SEI ASSET ALLOCATION TRUST
SEI INSTITUTIONAL INVESTMENTS TRUST
ADVISER MANAGED TRUST
NEW COVENANT FUNDS
SEI CATHOLIC VALUES TRUST
SEI EXCHANGE TRADED FUNDS
(each, a "Trust," and together, the "Trusts")

Supplement dated April 16, 2024
to the Statement of Additional Information ("SAI") of each Trust

This supplement provides new and additional information beyond that contained in each
SAI and should be read in conjunction with each SAI.

The Board of Trustees of the Trusts have approved the designation of Ms. Bridget E. Sudall as the Anti-Money Laundering Compliance Officer and Privacy Officer of the Trusts to replace the current Anti-Money Laundering Compliance Officer and Privacy Officer of the Trusts, Mr. Donald Duncan.

Accordingly, effective immediately, each SAI is hereby supplemented and revised as follows:

In the section titled "Trustees and Officers of the Trust," under the heading titled "Trust Officers," the paragraph relating to Donald Duncan is hereby deleted and replaced with the following:

BRIDGET E. SUDALL (Born: 1980)—Anti-Money Laundering Compliance Officer and Privacy Officer (since April 2024 and previously from 2015 to May 2022 and November 2022 to June 2023)—Chief Compliance Officer of SEI Operations from May 2022 to November 2022 and June 2023 to present. Senior Associate and AML Officer at Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead at Morgan Stanley Alternative Investment Partners from July 2007 to April 2011.

There are no other changes to each Trust's SAI.

SEI-F-1502 (04/24)